_________ Shares

                        CAREMATRIX CORPORATION (formerly
                           The Standish Care Company)

                                  Common Stock


                             UNDERWRITING AGREEMENT

                                                                          , 1996


DEAN WITTER REYNOLDS INC.
PAINEWEBBER INCORPORATED
NATWEST SECURITIES LIMITED
ROBERTSON, STEPHENS & COMPANY
SMITH BARNEY INC.
  As Representatives of the several Underwriters
  c/o Dean Witter Reynolds Inc.
    Two World Trade Center
    65th Floor
    New York, New York  10048

Dear Ladies and Gentlemen:

         1. Introductory. CareMatrix Corporation (formerly The Standish Care Company), a Delaware corporation (the "Company"), and the selling stockholders named on Schedule B hereto (the "Selling Stockholders") propose to issue and sell, pursuant to the terms of this Underwriting Agreement, to the several Underwriters named in Schedule A hereto (the "Underwriters", which term also shall include any underwriter substituted as hereinafter provided in Section 11) an aggregate of 35,937,500 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company. The aggregate of 31,250,000 shares of Common Stock so to be sold by the Company is herein called the "Firm Stock". The Selling Stockholders also propose to sell to the Underwriters severally, on a pro rata basis, at the option of the Underwriters, an aggregate of not more than 4,687,500 additional shares of Common Stock as provided in Section 3 of this Agreement. The aggregate of 4,687,500 shares of Common Stock so proposed to be sold is herein called the "Optional Stock". The Firm Stock and the Optional Stock are collectively referred to herein as the "Stock". Dean Witter Reynolds Inc., PaineWebber





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Incorporated, NatWest Securities Limited, Robertson, Stephens &
Company and Smith Barney Inc. are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives".

         2. (a) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters, as of the date hereof, as of the Closing Date referred to in Section 3(b) and as of any Option Closing Date as referred to in Section 3(c), that:

                  (i) A registration statement on Form S-1 (File No. 333- ) with respect to the Stock, including a preliminary prospectus, copies of which have heretofore been delivered to you, has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act, and has been filed with the Commission under the Act, and one or more amendments to such registration statement, including an amended preliminary prospectus, copies of which have heretofore been delivered to you, may have been so prepared and filed. After the execution of this Agreement, the Company will file with the Commission a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Underwriters. Alternatively, if the Company has elected to rely upon Rule 434 under the Act, the Company will prepare and file a term sheet (a "Term Sheet") in accordance with Rule 434 and Rule 424(b) promptly after the execution of this Agreement. The information, if any, included in such prospectus or in the Term Sheet, as the case may be, that was omitted from the prospectus included in such registration statement at the time that it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (B) of Rule 430A is referred to herein as the "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as the "Rule 434 Information". Such registration statement, as amended at the time when it was declared effective, including all financial statement schedules and exhibits thereto and including the Rule 430A Information or the Rule 434 Information, if applicable, is herein called the "Registration Statement". Each prospectus subject to completion included in such registration statement or any amendment or post-effective amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement at the time it was declared effective) is herein called a "Preliminary Prospectus". The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Stock is herein called the "Prospectus"; provided, however, that if Rule 434 is relied on, the term "Prospectus" shall refer to the Preliminary Prospectus last furnished to the Underwriters in




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connection with the offering of the Stock together with the Term Sheet. If the
Company files a registration statement to register a portion of the Common Stock and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (No. 333- _________) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Act.

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened by the Commission or the securities authority of any state or other jurisdiction. The Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened or contemplated by the Commission or the securities authority of any state or other jurisdiction.

                  (iii) When any Preliminary Prospectus was filed with the Commission, it (A) complied in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective Rules and Regulations thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was declared effective, (A) at the Closing Date (as defined herein) and Option Closing Date (as defined herein), if any, it complied or will comply in all material respects with the requirements of the Act and the Rules and Regulations and (B) it did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto (including any Term Sheet) is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment, supplement or Term Sheet is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at the Closing Date and Option Closing Date, if any, the Prospectus, as amended or supplemented at any such time, including any amendment or supplement effected by a Term Sheet, (A) complied or will comply in all material respects with the applicable requirements of the Act and the Rules and Regulations and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact




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necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations, warranties and agreements in this subsection (iii) shall not apply to information contained in the Registration Statement or the Prospectus or any supplement thereto in reliance upon, and in conformity with, written information furnished to the Company on behalf of any Underwriter through the Representatives specifically for use in the preparation thereof. The Company and the Underwriters hereby acknowledge that the following constitute the only information furnished in writing to the Company by the Underwriters expressly for use in preparation of the Registration Statement and the Prospectus: [(A) the statements in the last paragraph on the cover page of the Prospectus; (B) statements with respect to stabilization on page 2 of the Prospectus; (C) the list of the Underwriters under the caption "Underwriting" in the Registration Statement and the Prospectus; and (D) statements with respect to allowances and reallowances to dealers on page [60] of the Prospectus].

                  (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations (indirect, direct or contingent) or entered into any oral or written agreements or other transactions not in the ordinary course of business that, singly or in the aggregate, could reasonably be expected to be material to the Company and its subsidiaries considered as a whole or that could reasonably be expected to result in a material reduction in the earnings of the Company and its subsidiaries considered as a whole, (B) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business or properties from strike, fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that, singly or in the aggregate, could reasonably be expected to be material to the Company and its subsidiaries considered as a whole, (C) there has been no material change in the indebtedness of the Company, no change in the capital stock of the Company and no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, and (D) there has not been any material adverse change, nor any development that could, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects or results of operations of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

                  (v) The historical combined financial statements, together with the related notes, of Pre-Merger CareMatrix (as defined below) set forth in the Prospectus and the Registration




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Statement fairly present, on the basis stated in the Prospectus and the
Registration Statement, the combined financial position and the results of operations and cash flows of Pre-Merger CareMatrix at the respective dates or for the respective periods therein specified. Except as stated therein, such financial statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Registration Statement fairly present the information required to be stated therein. The selected financial and operating data set forth in the Prospectus under the captions ["Summary Combined Financial Data"] and ["Selected Financial Data of the Company"] fairly presents the information set forth therein and has been compiled on a basis consistent with that of the audited combined financial statements of Pre-Merger CareMatrix included in the Prospectus.

                  (vi) The historical consolidated financial statements, together with the related notes and schedules, of The Standish Care Company and its subsidiaries ("Old Standish") as it existed prior to its September 27, 1996 merger with twelve affiliated corporations controlled by Abraham Gosman and members of his family (collectively, "Pre-Merger CareMatrix") set forth in the Prospectus and elsewhere in the Registration Statement fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of Old Standish at the respective dates or for the respective periods therein specified. Such financial statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Prospectus. The selected financial and operating data set forth in the Prospectus under the caption "Selected Historical Financial Data for Standish" fairly presents the information set forth therein and have been compiled on a basis consistent with that of the audited consolidated financial statements of Old Standish included in the Prospectus.

                  (vii) The pro forma financial statements and other pro forma financial information of the Company included in the Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.






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                  (viii) Coopers & Lybrand LLP, which has expressed its opinion on (x) the audited combined financial statements of Pre- Merger CareMatrix and
(y) the audited consolidated financial statements of Old Standish; included in the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

                  (ix) Each of the Company and its subsidiaries has been duly organized and is validly existing and in good standing as a corporation under the laws of its jurisdiction of organization, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its businesses as described in the Prospectus; each of the Company and its subsidiaries is in possession of and operating in compliance with all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of its business, all of which are valid and in full force and effect, except where any failure to do so or to be valid and in full force and effect would not result in a material adverse change in the condition (financial or otherwise), business prospects or results of operations of the Company and its subsidiaries considered as a whole; neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certificate or order which, singly or in the aggregate, if the subject of an unfavorable decision, would result in a material adverse change in the condition (financial or otherwise), business prospects or results of operations of the Company and its subsidiaries considered as a whole; and the Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be duly qualified or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), business prospects or results of operations of the Company and its subsidiaries taken as a whole.

                  (x) The Company has an authorized and outstanding capital stock as set forth under the heading "Description of Capital Stock" in the Prospectus; the issued and outstanding shares of Common Stock of the Company conform to the description thereof in the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable and are listed on the [Nasdaq Small Cap System/Nasdaq National Market]; the stockholders of the Company have no preemptive rights with respect to any shares of capital stock of the Company and none of the issued shares of Common Stock have been issued in violation of any preemptive rights; and all outstanding shares of capital




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stock of each subsidiary of the Company have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by one of its wholly owned subsidiaries of the Company free and clear of any liens, encumbrances, equities or claims.

                  (xi) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the Pricing Agreement, will be duly and validly issued and fully paid and nonassessable and will conform to the description thereof in the Prospectus; the stockholders of the Company have no preemptive rights with respect to the Stock and no holder thereof will be subject to personal liability for reason of being such a holder.

                  (xii) Except as disclosed in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any subsidiary is the subject, that are required to be disclosed in the Prospectus (other than as described therein), or which, if determined adversely to the Company or any subsidiary, would individually or in the aggregate result in a material adverse change in the condition (financial or otherwise), business prospects or results of operations of the Company and its subsidiaries considered as a whole or which might materially and adversely affect the consummation of the transactions contemplated hereby; and to the best of the Company's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (xiii) Neither the Company nor any of its subsidiaries is, or with the giving of notice or passage of time or both would be, in breach or violation of any of the terms or provisions of or in default under (A) any statute, law, rule or regulation applicable to the Company or any of its subsidiaries, (B) any indenture, contract, lease, mortgage, deed of trust, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, (C) its Certificate of Incorporation, By-laws, or (D) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of its properties except, with respect to breaches, violations or defaults contemplated by clauses (A), (B) or (D), for such breaches, violations or defaults that would not, individually or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects or results of operations of the Company and its subsidiaries considered as a whole. The performance of this Agreement and the consummation of the transactions herein




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contemplated will not, with the giving of notice or passage of time or both, result in a breach or violation of any of the terms or provisions of or constitute a default under (W) any statute, law, rule or regulation applicable to the Company or any of its subsidiaries, (X) any indenture, contract, mortgage, lease, deed of trust, note agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, (Y) the Company's or any subsidiary's Certificate of Incorporation or By-Laws, or (Z) any order, decree or judgment of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, except, with respect to breaches, violations or defaults contemplated by clauses (W), (X) or (Z), for such breaches, violations or defaults that would not, individually or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects or results of operations of the Company and its subsidiaries considered as a whole.

                  (xiv) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Stock by the Company or for the consummation by the Company of the transactions contemplated by this Agreement, including, without limitation, the use of the proceeds from the sale of the Stock to be sold by the Company in the manner contemplated in the Prospectus under the caption "Use of Proceeds," except such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Act or the securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

                  (xv) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xvi) The Company and its subsidiaries have such certificates, permits, licenses, franchises, consents, approvals, authorizations and clearances as are necessary to own, lease or operate their respective properties and to conduct their respective businesses in the manner described in the Prospectus ("Licenses") and all such Licenses are valid and in full force and effect. The Company and each of its subsidiaries are in compliance in all material respects with their respective obligations under such Licenses and no event has occurred that allows, or after notice or lapse of time or both would allow, revocation, suspension or termination of any such License or a material violation of any such laws or regulations. No such License contains a burdensome restriction on the Company or any




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of its subsidiaries that is not adequately disclosed in the
Registration Statement and the Prospectus.

                  (xvii) Each of the Company and its subsidiaries has good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by it, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are described in the Prospectus or such as do not materially and adversely affect the value of such property and do not unreasonably interfere with the use made or proposed to be made of such property by the Company or any of its subsidiaries, as the case may be; and any real property and buildings held under lease by the Company or any of its subsidiaries are held by the Company or such subsidiary, as the case may be, under valid, subsisting and enforceable leases with such exceptions as are described in the Prospectus or such as do not unreasonably interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary.

                  (xviii) The operations of the Company and its subsidiaries with respect to any real property currently leased or owned or by any means controlled by the Company or any subsidiary (the "Real Property") are in compliance with all federal, state, and local laws, ordinances, rules, and regulations relating to occupational health and safety and the environment (collectively, "Laws"), except where the failure to be in compliance would not, individually or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects or results or operations of the Company and its subsidiaries considered as a whole; neither the Company nor any of its subsidiaries has authorized, conducted or has knowledge of the generation, transportation, storage, use, treatment, disposal or release of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, petroleum product, natural gas, liquified gas or synthetic gas defined or regulated under any environmental law on, in or under any Real Property in violation of any applicable law, except for any violation which would not, individually or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects or results of operations of the Company and its subsidiaries considered as a whole; and there is no pending or, to the Company's knowledge, threatened claim, litigation or any administrative agency proceeding involving the Company or any of its subsidiaries, nor has the Company or any of its subsidiaries received any written notice, or any oral notice to any executive officer of the Company or any other employee responsible for receipt of any such notice, from any governmental entity or third party, that: (A) alleges a violation of any Laws




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by the Company or any of its subsidiaries; (B) alleges the Company or any of its subsidiaries is a liable party under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss. 9601 et seq. or any state superfund law; (C) alleges possible contamination of the environment by the Company or any of its subsidiaries; or (D) alleges possible contamination of the Real Property.

                  (xix) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (xx) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Act, and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

                  (xxi) Except as set forth in the Prospectus, the Company and its subsidiaries own, possess or have the right to use or can acquire on reasonable terms all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets, and other unpatented and unpatentable proprietary or confidential information, systems or procedures) trade marks, service marks and trade names (collectively, "Intangibles") presently employed by them or necessary to their respective businesses as presently conducted or as the Prospectus indicates the Company or any such subsidiary proposes to conduct; to the knowledge of the Company, neither the Company nor any of its subsidiaries has infringed or is infringing, and neither the Company nor any subsidiary has received any written notice, or any oral notice to any executive officer of the Company or any other employee responsible for receipt of any such notice, of infringement of or of conflict with, asserted Intangibles of others that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, properties or results of operations of the Company and its subsidiaries considered as a whole; and, to the knowledge of the Company, there is no infringement by others of Intangibles of the Company or any of its subsidiaries.




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                  (xxii) Each of Pre-Merger CareMatrix and Old Standish have filed all foreign, federal, state and local tax returns that are required to be filed by them and have paid all taxes shown as due on such returns as well as all other taxes, assessments and governmental charges that are due and payable, except where the failure to file or pay would not, individually or in the aggregate, result in a material adverse change in the condition (financial or otherwise) business prospects, properties or results of operations of the Company and its subsidiaries considered as a whole; and no deficiency with respect to any such return has been assessed or, to the Company's knowledge, proposed.

                  (xxiii) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is imminent; the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal builders, dealers, suppliers, manufacturers, contractors, distributors or licensees which might reasonably be expected to result in a material adverse change in the condition (financial or otherwise), business prospects or results of operations of the Company and its subsidiaries considered as whole.

                  (xxiv) Neither the Company nor any of its officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Stock or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (xxv) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (xxvi) The Company maintains accurate books and records reflecting its assets and maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed with management's authorization, (B) transactions are recorded as necessary to permit preparation of financial statements and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's




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authorization and (D) the reported accountability of assets is compared with existing assets at reasonable intervals.

                  (xxvii) The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally maintained by or on behalf of companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

                  (xxviii) No transaction has occurred between or among the Company, its subsidiaries and any of their respective officers, directors or affiliates or, to the best of the Company's knowledge, any affiliate of any such officer or director, that is required to be described in the Registration Statement that is not so described.

                  (xxix) The Company has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock and the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Stock other than any preliminary prospectus filed with the Commission or the Prospectus or other materials, if any, permitted by the Act or the Rules or Regulations.

                  (xxx) The Company has complied, and will continue to comply, with all provisions of Section 517.075 of the Florida Statutes (Chapter 92-198, Laws of Florida).

         (b) Any certificate signed by an officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed a representation and warranty of the Company to each Underwriter as to the matters covered thereby.

         (c) Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder represents and warrants to, and agrees with, the several Underwriters that:

                           (i) Such Selling Stockholder has full right, power and authority to enter into this Agreement and the custody agreement and power of attorney (the "Custody Agreement"). Such Selling Stockholder has duly executed and delivered this Agreement. The Custody Agreement has been duly executed and delivered on behalf of each Selling Stockholder and the Custody Agreement constitutes the valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms.





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                           (ii) Such Selling Stockholder has full right, power
         and authority to sell, transfer, assign and deliver the Optional Stock being sold by such Selling Stockholder hereunder. Immediately prior to the delivery of the shares of Optional Stock being sold by such Selling Stockholder, such Selling Stockholder was the sole registered owner of such shares of Optional Stock and had good and valid title to such shares of Optional Stock, free and clear of all adverse claims as defined in Section 8-302 of the Uniform Commercial Code and, upon registration of such shares of Optional Stock in the names of the Underwriters or their nominees, assuming that such purchasers purchased such shares of Optional Stock in good faith without notice of any adverse claims as defined in Section 8-302 of the Uniform Commercial Code, such purchasers will have acquired all the rights of such Selling Stockholder in such shares of Optional Stock free of any adverse claim, any lien in favor of the Company or restrictions on transfer imposed by the Company.

                           (iii) The performance of this Agreement and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not, with the giving of notice or the passage of time or both, result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, rule or regulation applicable to such Selling Stockholder, or any indenture, mortgage, deed of trust, note or other agreement or instrument to which such Selling Stockholder is a party or by which it is bound, or any judgment, order or decree of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of its properties, or, if such Selling Stockholder is a corporation, the certificate or articles of incorporation or bylaws of such Selling Stockholder.

                           (iv) For a period of 180 days after the date of the Prospectus, without the prior written consent of Dean Witter Reynolds Inc., such Selling Stockholder will not offer to sell, contract to sell, sell, distribute, grant any option to purchase, pledge, hypothecate or otherwise dispose of or enter into any agreement to sell, directly or indirectly, any shares of Common Stock, or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock, except for (A) the Optional Stock being sold hereunder or (B) the exercise of outstanding options granted by the Company or pursuant to any options granted or to be granted pursuant to any employee or non-employee director stock option plans (but not the sale, distribution, pledge, hypothecation or other disposition of shares of Common Stock received upon exercise of any such option).

                           (v) Such Selling Stockholder has duly executed and delivered the Custody Agreement (A) appointing _________________ and _______________, and each of them, as attorney-in-fact (the "Attorneys-in-fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to authorize the delivery of the shares of Optional Stock to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement, and (B) appointing ____________________, as Custodian, to hold in custody for delivery under this Agreement certificates for the shares of Optional Stock to be sold by such Selling Stockholder hereunder.

                           (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, except such as may be required by the NASD or under the Act or the securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

                           (vii) Such Selling Stockholder has not (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock or (B) since the filing of the Registration Statement (1) sold, bid for, purchase or paid anyone any compensation for soliciting purchases of, the Stock or
         (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                           (viii) All information furnished or to be furnished to the Company by or on behalf of such Selling Stockholder for use in connection with the preparation of the Registration Statement and the Prospectus, insofar as it relates to such Selling Stockholder, is or will be true and correct in all respects and, with respect to the Registration Statement, does not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, with respect to the Prospectus, does not and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (ix) Nothing has come to such Selling Stockholder's attention that has caused such Selling Stockholder to believe that (A) at the time the Registration Statement became effective and at the Closing Date and the Option Closing Date, it included any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the Prospectus, at the time the Registration Statement became effective and as of the Closing Date and the Option Closing Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Stock which differs from the prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it is first provided to the Underwriters for such use) and at the Closing Date and the Option Closing Date, the Prospectus will include any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations, warranties and agreements in this subsection (ix) shall not apply to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, through the Representatives, specifically for use in the preparation thereof.

                  Each Selling Stockholder agrees that the shares of Optional Stock represented by the certificates held in custody under the Custody Agreement are for the benefit of, and coupled with and subject to the interests of, the Underwriters, the other Selling Stockholders and the Company hereunder, and that the arrangement for such custody and the appointment of the Attorneys-in-fact are irrevocable; that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any such Selling Stockholder, or any other event, that if any of such Selling Stockholder should die or become incapacitated or any other event occurs, before the delivery of the Optional Stock hereunder, certificates for the Optional Stock to be sold by such Selling Stockholder shall be delivered on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and action taken by the Attorneys-in-fact or any of them under the Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, whether or not the Custodian, the Attorneys-in-fact or any of them shall have notice of such death, incapacity or other event.

                  Each Selling Stockholder further agrees that neither such Selling Stockholder nor any of its officers, directors or affiliates will (a) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of any of the shares of the Stock, (b) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Stock or (c) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

         3. Purchase by, and Sale and Delivery to, Underwriters; Closing Date.
(a) On the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters the Firm Stock, and subject to the terms and conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company, at the price per share set forth in Schedule C, the number of shares of Firm Stock set forth opposite their names in Schedule A, subject to adjustment in accordance with Section 11 hereof.

         (b) The Company will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York Time, on the business day preceding the Closing Date or, if no such direction is received, in the names of the respective Underwriters in the amount set forth opposite each Underwriter's name on Schedule A hereto), against payment of the purchase price therefor by certified or official bank check or checks in same day funds, payable to the order of the Company, at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048. The time and date of delivery and closing shall be at 10:00 A.M., New York Time, on the third (fourth, if the pricing occurred after 4:30 P.M. New York Time on any given day) full business day after the date hereof; provided, however, that such date and/or time may be accelerated or extended by agreement between the Company and the Representatives or postponed pursuant to the provisions of
Section 11 hereof. The time and date of such payment and delivery are herein referred to as the "Closing Date". The Company shall make the certificates for the Firm Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 A.M., New York Time, on the business day preceding the Closing Date at the offices of Dean Witter Reynolds Inc. at Two World Trade Center, New York, New York 10048.


         (c) In addition, for the purpose of covering any over-allotments in connection with the distribution and sale of the Common Stock as contemplated by the Prospectus, the Selling Stockholders hereby grant the Underwriters an option to purchase, severally and not jointly, up to 4,687,500 shares in the aggregate of the Optional Stock. The purchase price per share to be paid for the Optional Stock shall be the same price per share as for the Firm Stock, less the amount of any dividend declared by the Company and payable on the Firm Stock but not payable on the Optional Stock. The option granted hereby may be exercised as to all or any part of the Optional Stock at any time and from time to time not more than 30 days subsequent to the date hereof. If such 30th day shall be a Saturday or Sunday or a holiday, the option granted hereby shall expire on the next business day thereafter when the New York Stock Exchange is open for trading. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by the Representatives to the Company and the Selling Stockholders.

         The option granted hereby may be exercised by the Representatives on behalf of the Underwriters by giving written notice to the Company and the Selling Stockholders setting forth the number of shares of the Optional Stock to be purchased by them and the date and time for delivery of and payment for the Optional Stock. Such date and time for delivery of and payment for the Optional Stock (which may be the Closing Date) is herein called the "Option Closing Date" and shall be not less than three nor later than ten days after written notice is given. [All purchases of Optional Stock from the Selling Stockholders shall be made on a pro rata basis.] Optional Stock shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Common Stock set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of shares of Firm Stock (subject to adjustment by the Representatives to eliminate odd lots). Upon exercise of the option by the Representatives, the Selling Stockholders agree to sell to the Underwriters the number of shares of Optional Stock set forth in the written notice of exercise and the Underwriters agree, severally and not jointly, subject to the terms and conditions herein set forth, to purchase such shares of Optional Stock.

         The Selling Stockholders will deliver the Optional Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company and the Selling Stockholders given at or prior to 12:00 Noon, New York Time, on the business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters), against payment of the purchase price therefor by certified or official bank check or checks in same day funds, payable to the order of the _______________ as custodian for the Selling Stockholders at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048. The Selling Stockholders shall make the certificates for the Optional Stock available to the Representatives for examination on behalf of the Underwriters not later than 10:00 A.M., New York Time, on the business day preceding the Option Closing Date at the offices of Dean Witter Reynolds Inc. at Two World Trade Center, New York, New York 10048.

         (d) It is understood that Dean Witter Reynolds Inc., individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company or the Selling Stockholders on behalf of any Underwriter or Underwriters, for the Stock to be purchased by such Underwriter or Underwriters. Any such payment by Dean Witter Reynolds Inc. shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

         The several Underwriters propose to make an initial public offering of the Firm Stock at the initial public offering price and the Representatives shall promptly advise the Company of the making of the initial public offering.

         4. Covenants and Agreements of the Company. The Company covenants and agrees with the several Underwriters that:

                  (a)(i) If the Company elects to rely on Rule 434 under the Rules and Regulations, the Company will prepare a Term Sheet that complies with the requirements of Rule 434 under the Rules and Regulations and the Company will provide the Underwriters with copies of such Term Sheet and the form of prospectus used in reliance on Rule 434, in such number as the Underwriters may reasonably request. The Company will timely file the Term Sheet with the Commission pursuant to and in accordance with subparagraph (7) of Rule 424(b). The Company will advise the Underwriters promptly of any such filing pursuant to Rule 424(b) and shall provide evidence satisfactory to the Underwriters of such timely filing.

                    (ii) If the Company elects not to rely on Rule 434, the Company will provide the Underwriters with copies of the form of Prospectus, in such number as the Underwriters may reasonably request, and file or transmit for filing with the Commission such Prospectus in accordance with Rule 424(b) of the Rules and Regulations by the close of business in New York on the business day immediately succeeding the date of the Pricing Agreement.

                  (b) The Company will advise the Underwriters promptly as to when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b). The Company will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued.

                  (c) The Company will advise the Representatives promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information, and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus that shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing within a reasonable time after receipt thereof or which is not in compliance with the Act and the Rules and Regulations.

                  (d) The Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or the Prospectus that in the opinion of the Representatives may be necessary to enable the several Underwriters to continue the distribution of the Stock and will use its best efforts to cause the same to become effective as promptly as possible. The Company will promptly file all reports and any definitive proxy or information statements required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the stock.

                  (e) If at any time after the effective date of the Registration Statement when a prospectus relating to the Stock is required to be delivered under the Act any event relating to or affecting the Company or any of its subsidiaries occurs or has occurred as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus (in form and substance satisfactory to counsel to the Underwriters) that will correct such statement or omission or effect such compliance; and, in case any Underwriter is required to deliver a prospectus relating to the Stock nine months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act.

                  (f) The Company will deliver to the Representatives and counsel to the Underwriters, at or before the Closing Date, signed copies of the Registration Statement and all amendments thereto including all financial statements and exhibits thereto, and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and of all amendments thereto, as the Representatives may reasonably request. If the Registration Statement has not been declared effective prior to the execution and delivery of this Agreement, the Company will deliver or mail to or upon the order of the Underwriters, from time to time until the effective date of the Registration Statement, as many copies of the Preliminary Prospectus as the Underwriters may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the initial public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Stock is required under the Act, as many copies of the Prospectus (including any Term Sheet), in final form or as thereafter amended or supplemented as the Representatives may reasonably request; provided, however, that the expense of the preparation and delivery of any prospectus required for use nine months or more after the effective date of the Registration Statement shall be borne by the Underwriters required to deliver such prospectus.

                  (g) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Act) which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Act, covering a period of at least twelve months beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

                  (h) The Company will cooperate with the Representatives to enable the Stock to be qualified for sale under the securities laws of such jurisdictions as the Representatives may designate and at the request of the Representatives will make such applications and furnish such information as may be required of it as the issuer of the Stock for that purpose; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdiction. The Company will, from time to time, prepare and file such statements and reports as are or may be required of it as the issuer of the Stock to continue such qualifications in effect for so long a period as the Representatives may reasonably request for the distribution of the Stock. The Company will advise the Underwriters promptly of the receipt by the Company of any notification with respect to the suspension of the qualification of the Stock for sale in any jurisdiction or the initiation or, if known to the Company, threatening of any proceeding for such purpose.

                  (i) The Company will furnish to its stockholders annual reports containing financial statements certified by independent public accountants and shall also furnish quarterly summary financial information in reasonable detail which may be unaudited. During the period of five years from the date hereof, the Company will deliver (i) to the Representatives and, upon request, to each of the other Underwriters, copies of each annual report of the Company and each other report furnished by the Company to its stockholders; and

         (ii) to the Representatives, as soon as they are available, (A) copies of any other reports (financial or other) which the Company shall publish or otherwise make available to any of its security holders as such, and (B) copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or the NASD. So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally. Separate financial statements shall be furnished for all subsidiaries whose accounts are not consolidated but that at the time are significant subsidiaries as defined in the applicable Rules and Regulations.

                  (j) The Company will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by Nasdaq National Market.

                  (k) The Company will use the net proceeds received by it from the sale of the Stock in the manner specified in the Prospectus under "Use of Proceeds".

                  (l) The Company will file with the Commission such reports on Form SR as may be required pursuant to Rule 463 under the Act.

                  (m) During a period of 180 days from the date of the Pricing Agreement, the Company will not, without prior written consent of Dean Witter Reynolds Inc., directly or indirectly, sell, offer to sell, contract to sell, issue distribute, grant any option for the sale of, or otherwise dispose of any shares of Common Stock or any security convertible into, or exercisable or exchangeable for, shares of Common Stock or register for sale under the Act any shares of Common Stock.

                  (n) At the time this Agreement is executed, the Company shall have furnished to the Representatives a letter from each of its current executive officers and directors and the persons listed on Schedule B hereto addressed to the Representatives, in which each such person agrees not to sell, offer to sell, contract to sell or otherwise dispose of or enter any agreement to sell, directly or indirectly, or announce an offering of, or cause the Company to register for sale under the Act any shares of Common Stock beneficially owned by such person or any securities convertible into, or exercisable or exchangeable for, shares of Common Stock for a period of 180 days following the date of the Pricing Agreement without the prior written consent of the Dean Witter Reynolds Inc.

         5. Payment of Expenses. Whether or not the transactions thereunder are consummated or this Agreement is otherwise terminated, the Company will pay (directly or by reimbursement) all expenses incident to the performance of its obligations under this Agreement, including but not limited to all expenses and taxes incident to delivery of the Stock to the Representatives, all expenses incident to the registration of the Stock under the Act and the printing of copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any amendments or supplements thereto including any Term Sheet, the "Blue Sky" memorandum and this Agreement and furnishing the same to the Underwriters and dealers except as otherwise provided in Sections 4(e) and 4(f), the fees and disbursements of the Company's counsel and accountants, all fees and expenses (including legal fees and disbursements of counsel for the Underwriters) incurred in connection with qualification of the Stock for sale under the laws of such jurisdictions as the Representatives may designate, all fees and expenses (including legal fees and disbursements of counsel for the Underwriters) paid or incurred in connection with filings made with the National Association of Securities Dealers, Inc. (the "NASD"), the fees and expenses incurred in connection with the listing of the Stock on the Nasdaq National Market, the costs of preparing stock certificates, the costs and fees of any registrar or transfer agent and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

         If this Agreement is terminated by the Representatives in accordance with the provisions of Section 3 or Section 8 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of Brown & Wood LLP, counsel for the Underwriters.

         6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, each of its employees, officers, directors and agents, and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, as incurred, which may be based upon the Act, or any other federal or state statute or at common law or otherwise, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) or Rule 434 of the Rules and Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto (including any Term Sheet) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or in based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by such Underwriter, directly or through the Representatives, specifically for inclusion therein. Notwithstanding the foregoing, the Company shall not be liable with respect to any claims made against any Underwriter or any other indemnified person under this subsection unless such Underwriter or indemnified person shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Underwriter or indemnified person (such notification by an Underwriter shall suffice as notification on behalf of its officers, directors, employees, agents and controlling persons); provided, however, that failure to notify the Company of any such claim shall not relieve it from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have to such Underwriter or other indemnified person otherwise than on account of the indemnity agreement contained in this Section 6(a).

         The Company shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if the Company elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to such Underwriter or indemnified person, as the case may be. In the event the Company elects to assume the defense of any such suit and retain such counsel, the Underwriter or Underwriters or other indemnified person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless (i) the Company shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include such Underwriter or Underwriters or other indemnified person or persons, and such Underwriter or Underwriters or other indemnified person or persons have been advised by counsel that one or more legal defenses may be available to it or them that may not be available to the Company, in which case the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel and the Underwriters shall be entitled to use separate legal counsel (provided that the Company shall not be liable for the fees and expenses of more than one separate law firm (in addition to any local counsel) for the Underwriters. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or other indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent (i) includes an unconditional release of such Underwriter and each such other indemnified person or persons from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. The Company agrees that a breach of the preceding sentence shall cause irreparable harm to the Underwriters and that the Underwriters shall be entitled to injunctive relief from any appropriate court ordering specific performance of said provision. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

         (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, each employee, officer, partner, director and agent of the Underwriter and each person, if any, who controls such Underwriter with the meaning of the Act, against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, as incurred, which may be based upon the Act, or any other statute or at common law, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the Rules and Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such Underwriter, through the Representatives, specifically for use in the preparation thereof; provided, however, that such Selling Stockholder shall not be liable with respect to any claims made against any Underwriter or any such employee, officer, partner, director or agent or any such controlling person under this subsection unless such Underwriter or employee, officer, partner, director or agent or controlling person shall have notified such Selling Stockholder in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Underwriter or employee or agent or controlling person (such notification by an Underwriter shall suffice as notification on behalf of its officers, partners, directors, employees, agents or controlling persons), but failure to notify such Selling Stockholder of such claim shall not relieve such Selling Stockholder from any liability which such Selling Stockholder may have to such Underwriter or employee or agent or controlling person otherwise than on account of its indemnity agreement contained in this Section 6(b); and provided, further, that each Selling Stockholder shall only be liable under this paragraph for that proportion of any such losses, claims, damages, liabilities or expenses which the number of shares of the Optional Stock set forth opposite his name in Schedule B hereto bears to the total number of shares of Stock sold hereunder and in no event shall such liability exceed the net proceeds received by such Selling Stockholder from the sale of Stock hereunder.

         Such Selling Stockholder shall be entitled to participate at his own expense in the defense, or, if he so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Selling Stockholder elects to assume the defense, such defense shall be conducted by counsel chosen by him and reasonably satisfactory to such Underwriter or indemnified person, as the case may be. In the event that any Selling Stockholder elects to assume the defense of any such suit and retain such counsel, the Underwriter or Underwriters or other indemnified person or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel. unless (i) such Selling Stockholder shall have specifically authorized the retaining of such counsel or (ii) the parties to such suit include such Underwriter or Underwriters or other indemnified person or persons and such Selling Stockholder and such Underwriter or Underwriters or other indemnified person or persons have been advised by counsel that one or more legal defenses may be available to it or them which may not be available to such Selling Stockholder, in which case such Selling Stockholder shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees an expenses of such counsel.

         (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Act [and each Selling Stockholder and each person, if any, who controls a Selling Stockholder within the meaning of the act,] against any losses, claims, damages, liabilities or expenses (including the reasonable cost of investigating and defending against any claims therefor and counsel fees incurred in connection therewith), joint or several, as incurred, which may be based upon the Act, or any other federal or state statute or at common law, or otherwise, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) or Rule 434 of the Rules and Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only insofar as any such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company by such Underwriter, through the Representatives specifically for use in the preparation thereof. Notwithstanding the foregoing, in no case is an Underwriter to be liable with respect to any claims made against the Company or any indemnified person against whom the action is brought unless the Company or such indemnified person shall have notified such Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Company or such indemnified person; provided, however, that failure to notify such Underwriter of such claim shall not relieve it from any liability hereunder to the extent such Underwriter is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have to the Company or such person otherwise than on account of its indemnity agreement contained in this Section 6(c).

         Such Underwriter shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if such Underwriter elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to the Company or such person, as the case may be. In the event that any Underwriter elects to assume the defense of any such suit and retain such counsel, the Company, officers and directors and any other Underwriter or Underwriters or employee or employees or agent or agents or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them, respectively. The Underwriter against whom indemnity may be sought shall not be liable to indemnify any person for any settlement of any such claim effected without such Underwriter's consent. This indemnity agreement will be in addition to any liability which such Underwriter might otherwise have.

         (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, from the offering of the Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party, as incurred, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus or if Rule 434 is used, the corresponding location in the Term Sheet. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of the Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) as decided by a court of competent jurisdiction shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Act; the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the respective Underwriter and to each person, if any, who controls the respective Underwriter within the meaning of the Act; and the obligations of any Selling Stockholder under this Section 6 shall be in addition to any liability that such Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls such Selling Stockholder within the meaning of the Act.

         7. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholders, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Stock and termination of this Agreement.

         8. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder to purchase and pay for the Firm Stock on the Closing Date and the Optional Stock on the Option Closing Date shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties made herein by the Company and the Selling Stockholders, of the statements of the Company's officers or directors in any certificate furnished pursuant to the provisions hereof, to compliance at and as of such Closing Date by the Company and the Selling Stockholders with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to such Closing Date, and to the following additional conditions:

                  (a) The Registration Statement, including any Rule 162(b) Registration Statement, has become effective. The Prospectus containing the Rule 430A Information and any amendment or supplement thereto (including any Term Sheet) shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing in accordance with Section 4(a) of this Agreement and before the Closing Date the Company shall have provided evidence satisfactory to the Representatives of such timely filing. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives.

                  (b) There shall not have come to the attention of the Representatives any facts that would cause them to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Stock, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) At the time of execution of this Agreement, the Representatives shall have received from Coopers & Lybrand LLP a letter, dated the date of such execution, in form and substance previously approved by the Representatives, and to the effect that:

                           (i) They are independent certified public accountants with respect to Pre-Merger CareMatrix, Old Standish and the Company and its subsidiaries, within the meaning of the Act and the Rules and Regulations;

                           (ii) In their opinion, the combined financial statements and supporting schedules of Pre-Merger CareMatrix audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations thereunder and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited combined interim financial statements, selected financial data, pro forma financial information and prospective financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives;

                           (iii) The unaudited selected financial information with respect to the combined results of operations and financial position of Pre-Merger CareMatrix for the two most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatement where applicable) in the audited combined financial statements for the two such fiscal years;

                           (iv) On the basis of limited procedures, not constituting an audit, including a review of the latest interim unaudited financial statements of Pre-Merger CareMatrix, a reading of the minutes of meetings of the boards of directors, executive committees and stockholders of (x) each of the twelve affiliated corporations controlled by Abraham Gosman and members of his family combined to form Pre-Merger CareMatrix and (y) the Company, inquiries of officials of both Pre-Merger CareMatrix and the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) the unaudited combined statements of operations
                  and stockholders' deficit, combined balance sheets and combined statements of cash flows of Pre- Merger CareMatrix included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited combined statements of operations and stockholders' deficit, combined balance sheets and combined statements of cash flows of Pre-Merger CareMatrix included in the Prospectus;

                           (B) any other unaudited income statement data and
                  balance sheet items of Pre-Merger CareMatrix included in the Prospectus do not agree with the corresponding items in the unaudited combined financial statements of Pre-Merger CareMatrix from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited combined financial statements included in the Prospectus;

                           (C) as of a specified date not more than three days
                  prior to the date of such letter, there has been any change in the combined capital stock of the Company or any increase in the combined long-term debt of the Company, any decreases in the total assets of the Company or any decreases in stockholders' equity of the Company, in each case as compared with amounts shown in the latest pro forma combined balance sheet of the Company included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (D) for the period from the date of the latest pro
                  forma combined financial statements of the Company included in the Prospectus to the specified date referred to in Clause (C) there was any increase in the total or per share amounts of combined loss of the Company or increases or decreases in other items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                           (v) In addition to the examination referred to in their reports included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information related to Pre-Merger CareMatrix and specified by the Representatives which are derived from the general accounting records of Pre-Merger CareMatrix, which appear in the Prospectus or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of Pre- Merger CareMatrix and have found them to be in agreement;

                           (vi) In their opinion, the consolidated financial statements and supporting schedules of Old Standish audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations thereunder and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information and prospective financial statements derived from audited financial statements of Old Standish for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives;

                           (vii)  The unaudited selected financial
         information with respect to the consolidated results of operations and financial position of Old Standish for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements of Old Standish for the five such fiscal years;

                           (viii) On the basis of limited procedures, not constituting an audit, including a review of the latest interim unaudited financial statements of Old Standish, a reading of the minutes of meetings of the boards of directors, executive committees and stockholders of Old Standish, inquiries of officials of Old Standish responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) the unaudited consolidated statements of
                  operations, consolidated balance sheets and consolidated statements of cash flows of Old Standish included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of operations, consolidated balance sheets and combined statements of cash flows of Old Standish included in the Prospectus; and

                           (B) any other unaudited income statement data and
                  balance sheet items of Old Standish included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements of Old Standish from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements of Old Standish included in the Prospectus;

                           (ix) In addition to the examination referred to in their reports included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (vii) and (viii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of Old Standish and its subsidiaries, which appear in the Prospectus or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of Old Standish and have found them to be in agreement;

                           (x) On the basis of a reading of the unaudited combined pro forma financial statements of the Company included in the Registration Statement and the Prospectus, carrying out certain specified procedures and inquiries of certain officials of Pre-Merger CareMatrix, Old Standish and the Company and its subsidiaries who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the combined financial statements of Pre-Merger CareMatrix and the consolidated financial statements of Old Standish, nothing came to their attention that caused them to believe that the unaudited combined pro forma financial statements of the Company do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  (d) The Representatives shall have received from Coopers & Lybrand LLP a letter, dated the Closing Date, to the effect that such accountants reaffirm, as of such Closing Date, and as though made on such Closing Date, the statements made in the letter furnished by such accountants pursuant to paragraph (c) of this Section 8, except that the specified date will be a date not more than three business days prior to the Closing Date.

                  (e) The Representatives shall have received from Nutter, McClennen & Fish LLP, counsel for the Company, an opinion dated the Closing Date, to the effect that:

                           (i) The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with the corporate power and authority to own or lease its properties and to conduct its businesses as described in the Prospectus; and the Company is duly qualified to do business and in good standing as a foreign corporation in all other jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be duly qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries considered as a whole.

                           (ii) Each of the Company's subsidiaries has been duly organized and is validly existing and in good standing as a corporation under the laws of its jurisdiction of organization, with the corporate power and authority to own or lease its properties and to conduct its businesses as described in the Prospectus; and each of the Company's subsidiaries is duly qualified to do business and in good standing as a foreign corporation in all jurisdictions where its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be duly qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries considered as a whole.

                           (iii) The Company has an authorized capital stock as set forth under the heading "Description of Capital Stock" in the Prospectus; the issued and outstanding shares of Common Stock (including the outstanding shares of the Stock) conform as to legal matters to the description thereof in the Prospectus and have been duly authorized and validly issued and are fully paid and nonassessable; the stockholders of the Company have no preemptive rights with respect to any shares of capital stock of the Company and none of the issued shares of Common Stock have been issued in violation of any preemptive rights; and all outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, and are fully paid and nonassessable and to such counsel's knowledge, are owned directly by the Company or by one of its wholly owned subsidiaries free and clear of any liens, encumbrances, equities or claims.

                           (iv) The Stock to be issued and sold by the Company to the Underwriters under this Agreement has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable and will conform as to legal matters to the description thereof in the Prospectus; the certificates evidencing the Stock comply with all applicable requirements of Delaware law.

                           (v) The Common Stock has been approved for listing on the Nasdaq National Market. The Registration Statement on Form 8-A relating to the Common Stock has become effective under the Securities Exchange Act of 1934, as amended.

                           (vi) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened [other than those set forth under "Business -- Legal Proceedings" in the Prospectus] to which the Company or any subsidiary is a party or of which any property of the Company is the subject, which individually or in the aggregate are material; and to the best of such counsel's knowledge no such proceedings are threatened by governmental authorities or others.

                           (vii) This Agreement have been duly authorized, executed and delivered by the Company.

                           (viii) The performance of this Agreement and the consummation of the transactions herein contemplated will not, with the giving of notice or passage of time or both, result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, rule or regulation applicable to the Company or any of its subsidiaries (other than the securities or Blue Sky laws of any jurisdiction, as to which such counsel need not express an opinion), any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, the Company's or any such subsidiary's Certificate or Articles of Incorporation or Bylaws, or, to the knowledge of such counsel after due inquiry, any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties.

                           (ix) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the NASD or under the Act or the securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

                           (x) The Registration Statement has become effective under the Act and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act.

                           (xi) The Registration Statement and the Prospectus and each amendment or supplement thereto (including any Term Sheet) (other than the financial statements and related schedules and other financial or statistical information therein, as to which such counsel need express no opinion), as of their respective effective or issue dates and as of the Closing Date, complied as to form in all material respects with the requirements of the Act and the respective Rules and Regulations.


                           (xii) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents are fair summaries thereof and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                           (xiii) Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a material adverse effect on the Company and its subsidiaries considered as a whole, to the best of our knowledge, none of the Company or any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

                           (xiv) Each of Pre-Merger CareMatrix and Old Standish has obtained all necessary consents and approvals from third parties (including pursuant to all Agreements and Instruments (as defined below)) and had as of September 27, 1996, the effective date of the Merger (as defined below), the legal right, power and authority to enter into and consummate the merger of Pre-Merger CareMatrix and Old Standish (the "Merger"). The execution, delivery and performance by each of Pre-Merger CareMatrix and Old Standish of the agreements, certificates, assignments and filings relating to the Merger, the consummation of the transactions contemplated thereby and compliance by Pre- Merger CareMatrix and Old Standish with their respective obligations thereunder were duly authorized by all necessary corporate and stockholder action by Pre-Merger CareMatrix and Old Standish, respectively, constitute legal, valid and binding obligations of Pre-Merger CareMatrix and Old Standish, respectively, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of Pre-Merger CareMatrix, Old Standish or the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument (together, "Agreements or Instruments") (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a material adverse effect on the Company and its subsidiaries considered as a whole), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations. All filings, authorizations, approvals, consents, orders, registrations or decrees of any governmental authority or agency relating to the Merger were obtained. The Merger became effective in compliance with all applicable laws and all of Pre-Merger CareMatrix's properties, franchises, licenses, permits, approvals, registrations, leases, title to properties and other rights have been duly transferred to, are held by and have vested in the Company (directly or indirectly through a wholly-owned subsidiary) by operation of law. None of the stockholders of Pre-Merger CareMatrix or Old Standish have or had any dissenter's rights as a result of the Merger.

                           (xv) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                           (xvi) To the knowledge of such counsel, except as disclosed in the Prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

         In addition, such counsel shall state that nothing came to their attention that caused them to believe that (a) the Registration Statement (other than the financial statements and schedules and the other financial and statistical data therein, as to which they need express no belief), at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (b) the Prospectus (other than the financial statements and schedules and the other financial and statistical data therein, as to which they need express no belief), on the date of such Prospectus and at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The opinion of such counsel shall be limited to the laws of the United States of America and the State of New York and the corporate law of the State of Delaware.

                  (f) The Representatives shall have received from Nutter, McClennen & Fish LLP, counsel for the Selling

         Stockholders, an opinion dated the Closing Date to the effect that:

                           (i) Each Selling Stockholder has full right, power and authority to enter into this Agreement and the Custody Agreement. Each Selling Stockholder has duly executed and delivered this Agreement. The Custody Agreement has been duly executed and delivered on behalf of each Selling Stockholder and constitutes the valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting the enforcement of creditors' rights generally and to equitable principles.

                           (ii) Each Selling Stockholder has full right, power and authority to sell, transfer, assign and deliver the Optional Stock being sold by such Selling Stockholder hereunder. Immediately prior to the delivery of the shares of Optional Stock being sold by such Selling Stockholder, such Selling Stockholder was the sole registered owner of such shares of Optional Stock and, upon registration of such shares of Optional Stock in the names of the Underwriters or their nominees, assuming that such purchasers purchased such shares of Optional Stock in good faith without notice of any adverse claims as defined in
         Section 8-302 of the Uniform Commercial Code, such purchasers will have acquired all the rights of such Selling Stockholder in such shares of Optional Stock free of any adverse claim, any lien in favor of the Company or restrictions on transfer imposed by the Company.

                           (iii) The performance of this Agreement and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not, with the giving of notice or passage of time or both, result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, rule or regulation applicable to any Selling Stockholder, or, to the best of such counsel's knowledge, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which any Selling Stockholder is a party or by which it is bound, or any judgment, order or decree known to such counsel after due inquiry of any court or governmental agency or body having jurisdiction over any Selling Stockholder or any of their properties or, if any Selling Stockholder is a corporation, the certificate or articles of incorporation and bylaws of any Selling Stockholder.

                           (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any of the Selling Stockholders of the transactions contemplated by this Agreement except such as may be required under the Act or as may be required under the securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

                           (v) Any transfer taxes which are required to be paid in connection with the sale and delivery of the Optional Stock to the Underwriters hereunder have been paid and all laws imposing such taxes have been fully complied with.

                  (g) The Representatives shall have received from Brown & Wood LLP, counsel for the Underwriters, their opinion or opinions dated the Closing Date with respect to the incorporation of the Company, the validity of the Stock, the Registration Statement, the Prospectus and such other related matters as the Representatives may require. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon opinions of counsel satisfactory to the Representatives. The Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

                  (h) The Representatives shall have received a certificate, dated such Closing Date, of the Chief Executive Officer or the President and the chief financial or accounting officer of the Company to the effect that:

                           (i) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their best knowledge, contemplated under the Act;

                           (ii) Neither (A) the Registration Statement or any amendment or supplement thereto, as of the time when the Registration Statement became effective, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, nor
         (B) any Preliminary Prospectus or the Prospectus, as of their respective dates and, with respect to the Prospectus, at all times subsequent to its date up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (iii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth or contemplated in the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, nor entered into any transactions, not in the ordinary course of business, that in either case are material to the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business, and there has not been any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and its subsidiaries considered as a whole, or any material change in the capital stock or long-term debt of the Company and its subsidiaries considered as a whole;

                           (iv) The representations and warranties of the Company in this Agreement are true and correct at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; and

                           (v) Between the date of this Agreement and such Closing Date, the business and operations conducted by the Company and its subsidiaries have not sustained a loss by strike, fire, flood, accident or other calamity (whether or not insured) of such a character as to interfere materially with the conduct of the business and operations of the Company and its subsidiaries considered as a whole.

                  (i) The Company and the Selling Stockholders shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested as to the accuracy, at and as of the Closing Date, of the representations and warranties made herein by them, as to compliance at and as of the Closing Date by them with their respective covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Date and as to other conditions to the obligations of the Underwriters hereunder.

                  (j) The Stock shall have been approved for listing on the Nasdaq National Market.

                  (k) The Company shall have furnished to the Underwriters "lock-up" letters signed by its directors and executive officers and each of the persons listed on Schedule B pursuant to which such directors, officers and persons agreed that they will not offer, sell or contract to sell, or otherwise dispose of or enter any agreement to sell, directly or indirectly, any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock for a period of 180 days after the date of the Prospectus without the prior written consent of the Representatives.

                  (l) In the event the Underwriters exercise the option granted in Section 3(c) hereof to purchase all or any portion of the Optional Shares, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of the Option Closing Date, and you shall have received:

                           (i) A letter from Coopers & Lybrand LLP, in form and substance satisfactory to the Representatives and dated the Option Closing Date, substantially the same in scope and substance as the letter furnished to you pursuant to Section 8(c), except that the specified date in the letter furnished pursuant to this Section 8(l) shall be a date not more than three days prior to the Option Closing Date.

                           (ii) A certificate, dated the Option Closing Date, of the Chief Executive Officer or President and the chief financial or accounting officer of the Company confirming that the certificate delivered at the First Closing Date pursuant to Section 8(h) remains true as of the Option Closing Date.

                           (iii) The opinion of Nutter, McClennen & Fish LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated the Option Closing Date, to the same effect as the opinion required by Section 8(e).

                           (iv) The opinion of Nutter, McClennen & Fish LLP, counsel to the Selling Stockholders, in form and substance satisfactory to counsel for the Underwriters, dated on the Option Closing Date, to the same effect as the opinion required by Section 8(f).

                           (v) The opinion of Brown & Wood LLP, counsel for the Underwriters, dated the Option Closing Date, relating to the Optional Stock and otherwise to the same effect as the opinion required by
         Section 8(g).

         If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date, but the Representatives shall be entitled to waive any of such conditions.

    9. Termination. This Agreement may be terminated by the Representatives by notice to the Company if at or prior to the Closing Date or the Option Closing Date, as the case may be, pursuant to the last paragraph of Section 8 or (b) if
(i) trading in securities on the New York or American Stock Exchanges or in the Common Stock on the Nasdaq [National Market or Small Cap System] shall have been suspended or minimum or maximum prices shall have been established on either such exchange or on the Nasdaq National Market, or a banking moratorium shall have been declared by New York or United States authorities; (ii) there shall have been any adverse change in the financial markets in the United States, Japan or Europe or an outbreak or escalation of hostilities between the United States and any foreign power, or of any other insurrection or armed conflict involving the United States that, in the judgment of the Representatives, makes it impracticable or inadvisable to offer, sell or deliver the Firm Stock or the Optional Stock as applicable, on the terms contemplated by the Prospectus or this Agreement; (iii) there shall have been since the execution of this Agreement or since the respective dates as of which information is given in the Prospectus any material adverse change in the condition (financial or otherwise), or business prospects or results of operations of the Company and its subsidiaries considered as a whole; (iv) there shall have been any development or prospective development involving the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer, sell or deliver the Firm Stock or Option Stock, as applicable, on the terms contemplated by the Prospectus or this Agreement or; (v) there shall be any litigation, pending or threatened, which, in the judgment of the Representatives, makes it impracticable or inadvisable to offer, sell or deliver the Firm Stock or the Optional Stock as applicable on the terms contemplated by the Prospectus or this Agreement. As used in this Section 9, the term "Prospectus" means the Prospectus in the form first used to confirm sales of Stock.

    10. Reimbursement of Underwriters. Notwithstanding any other provisions hereof, if this Agreement shall be terminated by the Representatives under
Section 8, Section 9, Section 12 or otherwise automatically terminates pursuant to Section 3(a), the Company will bear and pay the expenses specified in Section 5 hereof and, in addition to its obligations pursuant to Section 6, hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Stock, and promptly upon demand the Company will pay such amounts to you as Representatives. In addition, the provisions of Section 6 shall survive any such termination.

    11. Default By Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder on the Closing Date or the Option Closing Date and the aggregate number of shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares which the Underwriters are obligated to purchase on such Closing Date, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares of Common Stock that such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than 10% of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares of Common Stock by other persons are not made within 48 hours after such default, this Agreement shall terminate.

         If the remaining Underwriters or substituted underwriters are required hereby or agree to take up all or a part of the shares of Common Stock of a defaulting Underwriter or Underwriters as provided in this Section 11, (i) the Company shall have the right to postpone the Closing Date for a period of not more than five full business days, in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus that may thereby be made necessary, and (ii) the respective numbers of shares of Common Stock to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company, the Selling Stockholders or the Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of any non-defaulting Underwriter, the Selling Stockholders or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 6.

         12. Default By the Company. If the Company shall default in its obligations at any Closing Date to sell and deliver the number of shares of Stock that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

    13. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters shall be mailed, delivered or telegraphed and confirmed to the Underwriters c/o Dean Witter Reynolds Inc. at Two World Trade Center, 65th Floor, Corporate Finance, New York, New York 10048, Attn: Samuel H. Wolcott, III, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address provided to the Representatives or, if sent to the Company and/or the Selling Stockholders, shall be mailed, delivered or telegraphed and confirmed c/o CareMatrix Corporation, 197 First Avenue, Needham, MA 02194, Attn:
- --------------.

    14. Successors. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and the Selling Stockholders and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this

Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company and the Selling Stockholders contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter or Underwriters within the meaning of Section 15 of the Act, and the indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons, if any, who control the Company or any Selling Stockholder within the meaning of Section 15 of the Act.

         15. Applicable Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The Company hereby consents to personal jurisdiction in the State of New York and voluntarily submits to the jurisdiction of the courts of such state, including the federal district courts located in such state, in any proceeding with respect to this Agreement.

    16. Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of counterparts each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

    17. Authority of the Representatives. In connection with this Agreement, the Representatives will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representatives will be binding on all the Underwriters; and any action taken under this Agreement by the Attorney(s)-in-fact will be binding on the related Selling Stockholders.

         Any person executing and delivering this Agreement as Attorney-in-fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-fact to take such action.

         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                   Very truly yours,

                                   CAREMATRIX CORPORATION (formerly
                                   The Standish Care Company)



                                   By_______________________________

                                   [SELLING STOCKHOLDERS LISTED
                                   IN SCHEDULE B]



                                   By_______________________________
                                     Attorney-in-Fact



                                   By_______________________________
                                     Attorney-in-Fact

                                   Acting on behalf of the
                                   Selling Stockholders listed
                                   in Schedule B.




Accepted and delivered,
         as of the date first above written:
DEAN WITTER REYNOLDS INC.
PAINEWEBBER INCORPORATED
NATWEST SECURITIES LIMITED
ROBERTSON, STEPHENS & COMPANY
SMITH BARNEY INC.
         Acting on their own behalf and as Representatives of the several
          Underwriters referred to in the foregoing Agreement.


BY DEAN WITTER REYNOLDS INC.


By____________________________________
                  Authorized Signatory

                                                    SCHEDULE A

                                                                                   Number of
                                                                                    Shares of
                                                                                   Stock to be
                         Name                                                       Purchased
Dean Witter Reynolds Inc.
PaineWebber Incorporated
NatWest Securities Limited
Robertson, Stephens & Company
Smith Barney Inc.














                                                                                        --------

         Total..................................................................        ========





                                                      Sch A-1

                                                    SCHEDULE B

                                               SELLING STOCKHOLDERS











                                                      Sch B-1

                                                    SCHEDULE C

                                       Persons Subject to Lock-Up Agreements









                                                      Sch C-1

                                   SCHEDULE D


                             CAREMATRIX CORPORATION

                             Shares of Common Stock

                           (Par Value $.01 Per Share)


         1. The initial public offering price per share for the Stock, determined as provided in said Section 3, shall be $_____.

         2. The purchase price per share for the Stock to be paid by the several Underwriters shall be $_________, being an amount equal to the initial public offering price set forth above less $__________ per share; provided that the purchase price per share for any Optional Stock purchased upon the exercise of the over-allotment option described in Section 3(c) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Stock but not payable on the Optional Stock.




                                                      Sch D-1